January 22, 2007

DREYFUS INTERNATIONAL STOCK INDEX FUND DREYFUS MIDCAP INDEX FUND DREYFUS SMALLCAP STOCK INDEX FUND

Supplement to Prospectus dated March 1, 2006

     The following information supplements and supersedes any contrary information contained in the fund’s prospectus.

     Fund shares purchased on or after March 1, 2007, will be subject to a redemption fee of 2% on shares held for less than 60 days.

     Subject to the exceptions described below, you will be subject to the fee, whether you are holding shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

     The redemption fee will be charged and retained by the fund on shares sold before the end of the required holding period. Dreyfus will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, for the 60 day holding period, the holding period for shares purchased on April 10 (trade date) begins on April 11 and ends 59 days later on June 8.Thus, if you redeemed these shares on June 8, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after June 9.

     The fund will not assess a redemption fee on fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the reinvestment of fund dividends or capital gain distributions; (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by Dreyfus; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed through the check-writing privilege, if any, and (10) converted from one share class to another in the fund.

     In addition, the fund will not impose redemption fees on certain types of retirement plan transactions processed through a participant recordkeeping system supported by Dreyfus or through third party recordkeepers. These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distribu-

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tions, systematic withdrawal programs, and lump sum distributions; (3) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (4) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options, automated account rebalancing programs, and plan termination or merger; (5) shares redeemed for loans, or following a hardship specified in the retirement plan documents; and (6) forfeitures or redemptions in connection with a participant’s termination of employment.

     If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled. The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the fund.

     Due to operational limitations or restrictions, retirement plans and intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund. However, redemptions made through a participant-initiated balance transfer will be subject to the fund’s redemption fee if such shares were purchased through a participant-initiated balance transfer. If you are investing in fund shares through an intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

     The redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

     The fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary is unable to collect the fund’s redemption fee.

     The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The fund reserves the right to exempt additional transactions from the redemption fee.

INDXs0107-2